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                                                            EXHIBIT 10.1



                   CONVERSION TECHNOLOGIES INTERNATIONAL, INC.
                     1996 LONG-TERM EMPLOYEE INCENTIVE PLAN

ARTICLE I.     PURPOSE, ADOPTION AND TERM OF THE PLAN

     1.01 PURPOSE. The purpose of the Conversion Technologies International, Inc. 1996 Long-Term Employee Incentive Plan (hereinafter referred to as the "Plan") is to assist the Company (as hereinafter defined) and its subsidiaries in attracting and retaining individuals to serve as officers and key employees who will contribute to the success of the Company and its subsidiaries and to provide incentives to such individuals to achieve long-term objectives which will inure to the benefit of all stockholders of the Company.

     1.02 ADOPTION AND TERM. The Plan has been approved and adopted by the Board (as hereinafter defined), acting through its Executive Committee, effective as of August 26, 1996 (the "Effective Date"). The Plan shall terminate without further action of the Board on the tenth anniversary of the Effective Date.

ARTICLE II.    DEFINITIONS

     For purposes of this Plan, capitalized terms shall have the following meanings:


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     2.01 AWARD means any grant to a Participant of any one or a combination of
Restricted Shares described in Article VI, Performance Awards described in
Article VII or any other award made under the terms of the Plan.

     2.02 AWARD AGREEMENT means a written agreement between the Company and a Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

     2.03 AWARD PERIOD means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     2.04 BENEFICIARY means an individual, trust or estate who or which, by will or the laws of descent and distribution, succeeds to the rights and obligations of a Participant under the Plan and an Award Agreement upon the Participant's death.

     2.05 BOARD means the Board of Directors of the Company.

     2.06 BUSINESS DAY means any day on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

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     2.07 CHANGE IN CONTROL means any of the events set forth below; provided, however, that the Committee, in its sole discretion, may specify a more restrictive definition of Change in Control in any Award Agreement, which shall apply to the Award granted under such Award Agreement:

          (a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13 (d) (3) or 14 (d) (2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 50% of the Company Voting Securities unless such acquisition has been approved by the Board; or

          (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on August 16, 1996 and (ii) persons who were nominated for elections as members of the board at a time when two-thirds of the Board consisted of persons who were members of the Board on August 16, 1996; provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses
     (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board comprised of persons described in clause (i); or

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          (c)  Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Shares and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of, respectively, of the then outstanding shares of Common Stock and the combined voting power of the then outstanding Company Voting Securities entitled to vote generally in the election of directors of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Shares and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

          (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all the assets of the Company.

     2.08 CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that

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section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

     2.09 COMMITTEE means the Compensation Committee of the Board or such other Committee as may be designated by the Board or, if the Board shall administer this Plan, the term "Committee" shall mean the Board. The Committee shall have the power and authority to administer the Plan in accordance with Section 3.01.

     2.10 COMMON STOCK means the Common Stock, par value $0.00025 per share, of the Company.

     2.11 COMPANY means Conversion Technologies International, Inc., a corporation organized under the laws of the State of Delaware, and its successors.

     2.12 COMPANY VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

     2.13 DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

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     2.14 DISABILITY means any physical or mental impairment or disability which prevents a Participant from performing the duties of his or her employment for a period of 180 days in a 360-day period.

     2.15 DISABILITY DATE means the date which is 120 days after the date on which a Participant is first absent from active employment with the Company (or any of its subsidiaries) by reason of a Disability.

     2.16 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.17 FAIR MARKET VALUE means, as of any given date, with respect to any Awards granted hereunder, the average of the high and low trading prices of the Common Stock on such date as reported on the New York Stock Exchange or, if the Common Stock is not then traded on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is admitted to trade, or, if none, on the Nasdaq Stock Market ("Nasdaq") if the Common Stock is admitted for quotation thereon; provided, however, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on

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a securities exchange or quoted on Nasdaq, the Fair market Value as of any given date shall be as determined in good faith by the Committee.

     2.18 OUTSTANDING SHARES means, at any time, the issued and outstanding shares of Common Stock.

     2.19 PARTICIPANT shall mean any employee of the Company or any of its subsidiaries selected by the Committee to receive an Award under the Plan in accordance with Article V.

     2.20 PERFORMANCE AWARD means an Award, granted in accordance with Article VII, of the right to receive an award, payable in cash or Common Stock or a combination of both at the end of a specified performance period.

     2.21 PLAN means the Conversion Technologies International, Inc. 1996 Long-Term Incentive Plan as set forth herein, and as the same may be amended from time to time.

     2.22 RESTRICTED SHARES means shares of Common Stock subject to restrictions imposed in connection with Awards granted under Article VI.

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     2.23 TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or any of its subsidiaries for any reason, including death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee.

ARTICLE III.   ADMINISTRATION

     3.01 COMMITTEE. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers and other key employees to whom Awards may be granted, to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Awards as it determines appropriate and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.

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ARTICLE IV.    SHARES

     4.01 NUMBER OF SHARES ISSUABLE. Subject to adjustments as provided in Section 9.07, the maximum number of shares of Common Stock available for Awards under the Plan shall be 200,000 shares of Common Stock. Any and all shares may be issued in respect of any of the types of Awards. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury.

     4.02 SHARES SUBJECT TO TERMINATED AWARDS. Any Common Stock forfeited as provided in Section 7.02(a) and Common Stock subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. Common Stock issued in payment of Performance Awards which are denominated in cash amounts shall not again be available for the grant of Awards under the Plan.

ARTICLE V.     PARTICIPATION

     5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such officers and other key employees of the Company or its subsidiaries, whether or not Directors, as the Committee, in its sole discretion, may designate from time to time. The Committee's

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designation of a Participant in any year
shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. More than one type of Award may be granted to a Participant at one time or at different times.

ARTICLE VI.    RESTRICTED SHARES

     6.01 RESTRICTED SHARE AWARDS. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Committee may grant to any Participant an Award of Common Stock in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

     (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be

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transferred on the books of the Company Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VI shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the stock certificates representing such Restricted Shares shall be held in custody by the Company or its designee. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.01(d), one or more stock certificates, registered in the name of the Participant, for an appropriate number of shares of Common Stock as provided in Section 6.01 (d), free of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

     (b) STOCKHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in
Section 6.01 (a), the Participant shall become a stockholder of the Company with respect to all Common Stock subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such Common Stock and the right to receive dividends (or dividend equivalents); provided, however, that any Common

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Stock distributed as a dividend or otherwise with respect to any Restricted
Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be held as prescribed in Section 6.01(a).

     (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

     (d) DELIVERY OF SHARES UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 11.06, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

6.02 TERMS OF RESTRICTED SHARES.

     (a) FORFEITURE OF RESTRICTED SHARES. Subject to Section 6.02(b) and except as otherwise may be set forth in any Award Agreement, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such

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Restricted Shares shall terminate unless the Participant continues in the service of the Company or one of its subsidiaries as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

     (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VI to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

ARTICLE VII.   PERFORMANCE AWARDS

     7.01 PERFORMANCE AWARDS.

     (a) AWARD PERIODS. Performance Awards may be granted either alone or in addition to other Awards granted under the Plan. A Performance Award shall consist of the right to receive a payment (measured by (i) the Fair Market Value of a specified

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number of shares of Common Stock at the end of the Award Period or (ii) the
increase in the Fair Market Value of a specified number of shares of Common Stock during the Award Period or (iii) a fixed cash amount payable at the end of the Award Period) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Committee shall determine the Participants to whom Performance Awards shall be awarded, the number of Performance Awards to be awarded to any Participant, the duration of the Award Period during which the Performance Awards will be vested and the other terms and conditions of the Award.

     (b) PERFORMANCE TARGETS. The Performance targets may include individual performance standards or specified levels of revenue, funds from operations, positive cash flow, earnings per share, return on investment, return on stockholder equity and/or such other goals related to the performance of the Company and/or its subsidiaries as may be established by the Committee in its sole discretion. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. The Committee, in its sole discretion, but only under circumstances when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement as determined by the Committee, may change the performance targets for any Award Period at any time prior to the final determination of the Award.

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     (c)  EARNING PERFORMANCE AWARDS.  The Committee at the Date of Grant
shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets. The degree of attainment of performance targets shall be determined as of the last day of the Award Period. In the event the minimum performance targets established by the Committee are not achieved, no payment shall be made to the Participant. In the event the performance targets are fully achieved, 100% of the Performance Award shall be paid to the Participant.
The Committee, in its sole discretion, may provide for grants up to a maximum of 150% of Performance Awards for achievement exceeding performance targets.

     (d) PAYMENT OF EARNED PERFORMANCE AWARDS. Payments of earned Performance Awards shall be made in cash or Common Stock (based on the Fair Market Value of the Common Stock on the last day of the Award Period), or a combination of cash and Common Stock at the sole discretion of the Committee.
 Payment normally will be made as soon as is practicable following the end of an Award Period; the Committee, however, may permit deferral of the payment of all or a portion of a Performance Award payable in cash upon the request of the Participant timely made in accordance with rules prescribed by the Committee. Deferred amounts may generate earnings for the Participant under the conditions of a separate agreement approved by the Committee and executed by the Participant. The Committee, in its sole discretion, may define in the Award Agreement

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such other conditions of payment of earned Performance Awards as it may deem desirable in carrying out the purposes of the Plan.

     7.02 TERMS OF PERFORMANCE AWARDS. Unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, the following provisions shall apply to Performance Awards:

     (a) TERMINATION OF EMPLOYMENT. Unless otherwise provided below, in the case of a Participant's Termination of Employment prior to the end of an Award period, the Participant will not be entitled to any Performance Awards.

     (b) DISABILITY, DEATH OR RETIREMENT. Unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, if a Participant's Disability Date or Termination of Employment by reason of death or retirement occurs following at least six months of participation in any Award Period, but prior to the end of an Award Period, the Participant or such Participant's Beneficiary, as the case may be, shall be entitled to receive a pro-rata share of his or her Award as determined under Subsection (c).

     (c)  PRO-RATA PAYMENT.  The amount of any payment made to a Participant
(or Beneficiary) under circumstances described in subsection (b) will be the amount determined by multiplying the amount of the Performance Award which would have been

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earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment shall be made as soon as practicable after the end of the respective Award Period, and shall relate to attainment of performance targets over the entire Award Period.

     (d)  OTHER EVENTS.  Notwithstanding anything to the contrary in this
Article VII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances including a material change in circumstances arising after the Date of Grant, and subject to such terms and conditions as the Committee shall deem appropriate, provided that the Participant shall have completed, at his or her Termination of Employment, at least one year of employment after the Date of Grant.

ARTICLE VIII.  OTHER STOCK-BASED AWARDS

     8.01 GRANT OF OTHER AWARDS.   Other Awards, valued in whole or in part by
reference to, or otherwise based on, Common Stock may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the

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persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

     8.02 TERMS OF OTHER AWARDS.   In addition to the terms and conditions
specified in the Award Agreement, Awards made pursuant to this Article VIII shall be subject to the following:

     (a) Any Common Stock subject to Awards made under this Article VIII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Common Stock is issued, or, if later, the date on which any applicable restriction or performance or deferral period lapses; and

     (b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article VIII shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock covered by the Award, and the Committee, in its sole discretion, may provide in the Award Agreement that such amounts be reinvested in additional shares of Common Stock; and

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     (c)  The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award, as well as appropriate provisions regarding acceleration of exercise, realization or payment of such Award upon the occurrence of a Change in Control, and the Committee, in its sole discretion, may waive any or all of the restrictions imposed with respect to any Award under this Article VIII.

     (d) Common Stock issued as a bonus pursuant to this Article VIII shall be issued for such consideration as the Committee shall determine in its sole discretion.

ARTICLE IX.    TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

     9.01 EFFECT OF CHANGE IN CONTROL. Unless otherwise provided in the relevant Award Agreement, upon the occurrence of an event of Change in Control:

     (a) Any restriction periods and restrictions imposed on Restricted Shares shall lapse and within ten (10) business days after the occurrence of a Change in Control the stock certificates representing Restricted Shares, without any restrictions or legends thereon, shall be delivered to the applicable Participant; and

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     (b)  The target values attainable under all Performance Awards shall be deemed to have been fully earned for the entire Award Period as of the effective date of the Change in Control.

     9.02 PLAN PROVISIONS CONTROL AWARD TERMS.    The terms of the Plan shall
govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Award under the Plan which is contrary to any provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Award, the terms in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 9.04 or 7.01(b) or unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the Participant.

     9.03 AWARD AGREEMENT.    No person shall have any rights under any Award
granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the

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Award.  If there is any conflict between the provisions of an Award Agreement and the terms of the Plan, the terms of the Plan shall control.

     9.04 MODIFICATION OF AWARD AFTER GRANT. Except as provided in Section 7.01(b) unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, no Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     9.05 LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the participant personally may exercise rights under the Plan. Except as otherwise specifically provided in the Plan, a Participant's Beneficiary may exercise the Participant's rights only to the extent they were exercisable under the Plan at the date of the death of the Participant and are otherwise currently exercisable.

     9.06 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or

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paid by the Company with respect to any amount payable and/or Common Stock issuable under such Participant's Award, or with respect to any income recognized upon the lapse of restrictions applicable to an Award, and the Company may defer payment or issuance of the cash or Common Stock upon the grant, exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. The Committee may prescribe in each Award Agreement one or more methods by which the Participant will be permitted to satisfy his or her tax withholding obligation, which methods may include, without limitation, the payment of cash by the Participant to the Company and the withholding from the Award, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate.

     9.07 ADJUSTMENTS TO REFLECT CAPITAL CHANGES.   The number and kind of
shares subject to outstanding Awards, the purchase price or exercise price of such Awards, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The

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Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case. In no event shall any adjustment be made under the provisions of this Section 9.07(a) to any previous grant of Restricted Shares if an adjustment has been or will be made to the Common Stock awarded to the Participant in such person's capacity as a stockholder.

     9.08 LOANS. The Company shall be entitled, if the Committee in its sole discretion deems it necessary or desirable, to lend money to a Participant for purposes of (a) exercising his or her rights under an Award hereunder or
(b) paying any income tax liability related to an Award. Such a loan shall be evidenced by a promissory note payable to the order of the Company executed by the Participant and containing such other terms and conditions as the Committee may deem desirable.

     9.09 SURRENDER OF AWARDS. Any Award granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the Participant approve.

     9.10 NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT.   No employee or other
person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries.

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     9.11 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES.  Income recognized by a
Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of
1974) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any of its subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

     9.12 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

     9.13 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     9.14 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

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

     9.15 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and
(b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     9.16 LEGENDS. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     9.17 AMENDMENT AND TERMINATION.

     (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate. No termination or

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amendment of the Plan may, without the consent of the Participant to whom any
Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award; provided, however, that the Committee may change performance targets as provided in Section 7.01(b) and make such provision in the Award Agreement for amendments which, in its sole discretion, it deems appropriate.

     (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.





ADOPTED EFFECTIVE AS OF AUGUST 26, 1996.
LONG TERM INCENTIVE PLAN (LTINCENP)


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